Exhibit 32.2

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Edgemode, Inc. (Formerly Fourth Wave Energy, Inc.) the (“Company”) on Form 10-Q/A for the period ending March 31, 2022 as filed with the Securities and Exchange Commission (the "Report"), Simon Wajcenberg, the Company’s Principal Financial and Accounting Officer, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2013, that to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

August 22, 2022	/s/ Simon Wajcenberg
Simon Wajcenberg, Principal Financial and Accounting Officer